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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K/A for the period ending December 31, 2002, of Cedar Brakes II, L.L.C. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John L. Harrison, Senior Vice President and Chief Financial Officer (Principal Financial Officer) certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ John L. Harrison
                                         --------------------------
                                         John L. Harrison
                                         Senior Vice President,
                                         Chief Financial Officer
                                         (Principal Financial Officer)

                                         May 15, 2003




A signed original of this written statement required by Section 906 has been provided to Cedar Brakes II, L.L.C. and will be retained by Cedar Brakes II, L.L.C. and furnished to the Securities and Exchange
Commission or its staff upon request.